                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 13, 2003

                            MEADOW VALLEY CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           Nevada                       0-252428                  88-0328443
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation                                        Identification No.)

4411 South 40th Street, Suite D-11, Phoenix, Arizona             85040
      (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code: (602) 437-5400

                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits

99.18                   Press Release dated August 13, 2003


ITEM 9. REGULATION FD DISCLOSURE (INCLUDING DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION PROVIDED UNDER ITEM 12).

   The information in this report is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

   On August 13, 2003, Meadow Valley Corporation issued a press release announcing its financial results for the fiscal quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.18 and hereby incorporated by reference. The information in this Form 8-K is being furnished under Item 9 and Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Meadow Valley Corporation


Date: August 13, 2003                        By  /s/ Bradley E. Larson
                                                 ------------------------------
                                                 Bradley E. Larson
                                                 Chief Executive Officer